UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 20, 2007, Premier Data Services, Inc., a Delaware corporation ("Subsidiary"), a wholly owned subsidiary of Xedar Corporation, a Colorado corporation (the "Company"), entered into a Purchase Agreement (the "Purchase Agreement") with Justice Systems, Inc., a New Mexico corporation (the "Purchaser").

Pursuant to the terms of the Purchase Agreement, Subsidiary (i) sold to Purchaser all of its right, title, and interest in and to that certain software, source code, and documentation comprising the software package commonly referred to as Equal Justice; (ii) will sublease to Purchaser, at a rate of $1,300 per month, for a term of 2 months, certain office space and equipment located at 60001 Montrose Road, Rockville, MD 20852; and (iii) will release certain employees who elect to become employees of Purchaser from any non-competition agreements with Subsidiary to which such employees may be a party. Further, effective March 1, 2007, Subsidiary will assign to Purchaser all of its rights and obligations arising out of and under that certain Software Services and Maintenance Agreement relating to the Equal Justice software and entered into between Subsidiary and the City of Greeley, Colorado, dated October 6, 2006. The purchase price paid by Purchaser pursuant to the terms of the Purchase Agreement is $75,000.

In addition, in connection with the Purchase Agreement, Purchaser and Subsidiary have entered into a Consulting Services Agreement, effective February 20, 2007 (the "Consulting Agreement"). Subject to the terms of the Consulting Agreement, Subsidiary shall provide certain consulting services to Purchaser from March 1, 2007 through August 31, 2007, as an independent contractor, in connection with customer support and related services for the Equal Justice software. The compensation paid Subsidiary, in advance, pursuant to the Consulting Agreement was $65,000.

The foregoing descriptions of the material terms of the Purchase Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Consulting Agreement, which are filed herewith, respectively, as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits

Number	Description
10.1	Purchase Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation

10.2	Consulting Services Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: February 26, 2007	By:	/s/ Hugh Williamson III
President and CEO

Exhibit Index

Number	Description
10.1	Purchase Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation

10.2	Consulting Services Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation